Other assets	12 Months Ended
Dec. 31, 2020
Other assets [abstract]
Other assets

11 Other assets

Other assets by type
	2020	2019
Net defined benefit assets	725	709
Investment properties	20	46
Property development and obtained from foreclosures	72	98
Accrued assets	781	783
Amounts to be settled	2,215	2,835
Other	2,079	2,546
	5,893	7,018

Disclosures in respect of Net defined benefit assets are provided in Note 36 ‘Pension and other post-employment benefits’.

Amounts to be settled include primarily transactions not settled at the balance sheet date. The nature of these transaction is short term and are expected to settle shortly after the closing date of the balance sheet.

Other relates to various receivables in the normal course of business, amongst others, short term receivables relating to mortgage issuance and other amounts receivable from customers.